Events after the reporting date	12 Months Ended
Dec. 31, 2023
Events after the reporting date
Events after the reporting date
29.	Events after the reporting date

On January 19, 2024 the Company has entered into an agreement to sell its Russian assets consolidated under JSC QIWI to a company wholly-owned by CEO of QIWI plc (Buyer) for 23,750 (19,792 as discounted). The amount is to be paid in several installments over four years for 100% of the shares of JSC QIWI, as follows: 11,875 to be paid within four months after entering into the Transaction; 11,875 to be paid in four installments commencing in 4Q 2024. 100% shares of the Buyer was pledged in favor of QIWI plc to secure the payment of the Transaction price. Upon effecting the Transaction at the end of January 2024, he has immediately resigned his offices at QIWI, as well as any other executive offices in subsidiaries or affiliates of QIWI. In addition to the impairment loss of 14,354 recognized upon the classification of the Russian assets as a disposal group as of December 31, 2023 (Note 6), in January 2024 the Group recognized an additional loss on disposal of Russian business in the amount of 22,684.

On February 21, 2024, the CBR revoked QIWI Bank’s banking license for non-compliance with certain Russian laws and Central Bank of Russia’s regulations and appointed the temporary administration to admin the process of Bank’s liquidation. This event may affect the Buyer’s ability to settle its obligations under the purchase agreement in the amount 23,750 (19,792 as discounted). If a payment default occurs, selling the pledged shares may involve various scenarios with different levels of complexity and uncertainty regarding the terms and amount of the Transaction’s receivables. The Group’s cash accounts held in QIWI Bank are now restricted in the amount of 2,296. QIWI Bank also served as a significant vendor and partner for various cross-border transactions, including certain products and services of the Group’s international businesses. Management intends to replace QIWI Bank with new partners. Subsequent to revocation of license, the Group experienced a significant decline in its continuing operations and such decline may remain unless the Group is successful in securing new business partnerships critical for development of its operations and rebuilding its revenue streams. The Group has sufficient liquidity on its balance sheet and management believes that the Group will operate as going concern in the foreseeable future.

QIWI Kazakhstan LP is currently being inspected by the National Bank of Kazakhstan. Such inspections may sometimes result in monetary or other sanctions, which could limit the Group’s ability to provide some of the services and may increase cost of doing business going forward. Management believes that the ongoing inspection will not result in findings that could significantly affect the Group’s operations in Kazakhstan.

On April 2, 2024, the Company received a notice of a lawsuit filed by the temporary administration of QIWI Bank, aiming to cancel the Transaction related to the sale of Russian assets. Management believes that there are no reasonable grounds for cancelation of the Transaction.